SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2002

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Texas                         33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2002-AR1

On October 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR1 relating to the distribution date of October 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2002


                                       FH


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2002


                             Payment Date: 10/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        34,022,000.00    5.249820%       537,698.33    148,841.14      686,539.47       0.00       0.00
                        2A1       145,505,000.00    5.540788%     1,616,138.44    671,843.67    2,287,982.10       0.00       0.00
Residual                2AR               100.00    5.540788%           100.00          0.46          100.46       0.00       0.00
                        3A1        27,185,000.00    5.480078%        33,306.54    124,146.60      157,453.14       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,085,000.00    5.484929%         2,950.59     14,100.84       17,051.43       0.00       0.00
                        B2          1,064,000.00    5.484929%         1,017.64      4,863.30        5,880.95       0.00       0.00
                        B3            851,000.00    5.484929%           813.92      3,889.73        4,703.65       0.00       0.00
                        B4            319,000.00    5.484929%           305.10      1,458.08        1,763.18       0.00       0.00
                        B5            426,000.00    5.484929%           407.44      1,947.15        2,354.59       0.00       0.00
                        B6            319,677.95    5.484929%           305.75      1,461.18        1,766.93       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        212,776,777.95     -            2,193,043.75    972,552.14    3,165,595.89     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        33,484,301.67              0.00
                                2A1       143,888,861.56              0.00
Residual                        2AR                 0.00              0.00
                                3A1        27,151,693.46              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,082,049.41              0.00
                                B2          1,062,982.36              0.00
                                B3            850,186.08              0.00
                                B4            318,694.90              0.00
                                B5            425,592.56              0.00
                                B6            319,372.20              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        210,583,734.20     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    34,022,000.00     5.249820% 32051DPY2    15.804430      4.374850    984.195570
                           2A1   145,505,000.00     5.540788% 32051DPZ9    11.107099      4.617324    988.892901
Residual                   2AR           100.00     5.540788% 32051DQB1   1,000.000000    4.617324      0.000000
                           3A1    27,185,000.00     5.480078% 32051DQA3     1.225181      4.566732    998.774819
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,085,000.00     5.484929% 32051DQC9     0.956430      4.570774    999.043570
                           B2      1,064,000.00     5.484929% 32051DQD7     0.956430      4.570774    999.043570
                           B3        851,000.00     5.484929% 32051DQE5     0.956430      4.570774    999.043570
                           B4        319,000.00     5.484929% 32051DPV8     0.956430      4.570774    999.043570
                           B5        426,000.00     5.484929% 32051DPW6     0.956430      4.570774    999.043570
                           B6        319,677.95     5.484929% 32051DPX4     0.956430      4.570774    999.043570
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     212,776,777.95       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        34,481,031.04   148,154,014.51    27,948,688.65
Loan count                     71              277               58
Avg loan rate           5.523820%        5.771788%        5.731078%
Prepay amount          500,909.81     1,483,149.10         5,477.55

                          Total
                          -----
Prin balance       210,583,734.20
Loan count                    406
Avg loan rate                5.73
Prepay amount        1,989,536.46

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         7,821.09        28,082.65         5,713.16
Sub servicer fees            0.00             0.00             0.00
Trustee fees               175.10           748.87           139.91


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        41,616.90
Sub servicer fees            0.00
Trustee fees             1,063.88


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.152395%           100.000000%            206,712,100.00
   -----------------------------------------------------------------------------
   Junior            2.847605%             0.000000%              6,058,877.51
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,165,595.89          3,165,595.89
Principal remittance amount            2,193,043.75          2,193,043.75
Interest remittance amount               972,552.14            972,552.14